UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Avangrid, Inc.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 22, 2017.

AVANGRID, INC.

AVANGRID, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS P.O. BOX 1342 BRENTWOOD, NY 11717

Meeting Information

Meeting Type:	Annual Meeting

For holders as of:	April 24, 2017

Date: June 22, 2017	Time: 10:30 AM

Location:	WilmerHale
60 State Street
Boston, MA 02109

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

 Before You Vote

How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 8, 2017 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Shareholder Meeting Registration: To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com.

Voting Items

The Board of Directors recommends that you vote FOR

the following nominees:

1.	ELECTION OF DIRECTORS

Nominees:
01)	Ignacio Sánchez Galán	08)	John L. Lahey
02)	John E. Baldacci	09)	Santiago Martinez Garrido
03)	Pedro Azagra Blázquez	10)	Juan Carlos Rebollo Liceaga
04)	Felipe de Jesús Calderón Hinojosa	11)	José Sainz Armada
05)	Arnold L. Chase	12)	Alan D. Solomont
06)	Alfredo Elías Ayub	13)	Elizabeth Timm
07)	Carol L. Folt	14)	James P. Torgerson

The Board of Directors recommends you vote FOR the following proposals:

2.	RATIFICATION OF THE SELECTION OF KPMG US LLP AS AVANGRID, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2017.

3.	NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS.

4.	APPROVAL OF AN AMENDMENT TO THE AVANGRID, INC. BY-LAWS TO ADOPT A MAJORITY VOTING STANDARD IN THE ELECTION OF DIRECTORS IN UNCONTESTED ELECTIONS.

5.	APPROVAL OF AN AMENDMENT TO THE AVANGRID, INC. BY-LAWS TO INCREASE THE MINIMUM NUMBER OF INDEPENDENT MEMBERS OF THE BOARD OF DIRECTORS FROM THREE (3) TO FIVE (5).

NOTE: THIS IS NOT A PROXY CARD. YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the annual meeting, please bring this notice with you.